EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Richard Hersh, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Power2Ship, Inc. on Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Power2Ship, Inc.

                                         POWER2SHIP, INC.


Dated: November 15, 2004               By:   /s/ Richard Hersh
                                             -----------------
                                       Name: Richard Hersh
                                       Title: Chief Executive Officer and
                                              Principal financial officer


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